UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2011
PLEXUS CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-14423	39-1344447

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Plexus Way, Neenah, Wisconsin	54956

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(920) 722-3451
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the 2011 Annual Meeting of Shareholders of Plexus Corp. (the “Company”) on February 16, 2011 (the “2011 Annual Meeting”), the Company’s shareholders approved the amendment to, and restatement of, the Company’s 2008 Long-Term Incentive Plan (the “LTIP”). The amendments expand the types of financial metrics that may be used for performance-based awards under the LTIP and make certain other non-material changes, as described in the Company’s Proxy Statement for the 2011 Annual Meeting. The full text of the LTIP is included as Appendix A to the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on December 15, 2010, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The Company held its 2011 Annual Meeting on February 16, 2011. Below are the voting results from the 2011 Annual Meeting:
Proposal 1: The nine management nominees for re-election to the Board of Directors were re-elected by the Company’s shareholders with the following votes:

	Authority
	Granted to	Authority
Director’s Name	Vote “For”	Withheld
Ralf R. Boër	31,802,689	3,882,008
Stephen P. Cortinovis	34,679,409	1,005,288
David J. Drury	33,975,152	1,709,545
Dean A. Foate	34,754,945	929,752
Peter Kelly	34,681,062	1,003,635
Phil R. Martens	35,322,793	361,904
John L. Nussbaum	34,061,322	1,623,375
Michael V. Schrock	33,463,320	2,221,377
Mary A. Winston	34,765,442	919,255
* * *
Broker non-votes: 3,188,044 in the case of each director
Proposal 2: The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2011 with the following votes:

For: 38,063,103	Against: 746,854	Abstain: 62,784
Proposal 3: The Company’s shareholders approved the amendment to, and restatement of, the Company’s LTIP with the following votes:

For: 32,478,078 Broker non-votes: 3,188,044	Against: 1,906,909	Abstain: 1,299,710

Proposal 4: The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Company’s Proxy Statement for the 2011 Annual Meeting, received the following votes:

For: 33,131,856 Broker non-votes: 3,188,044	Against: 1,196,942	Abstain: 1,355,899
Proposal 5: The advisory proposal to approve the future frequency of advisory votes on executive compensation received the following votes:

1 Year: 22,625,594	2 Years: 115,322	3 Years: 11,620,493	Abstain: 1,323,288

Broker non-votes: 3,188,044
     The Board expects to further consider and determine the frequency of future advisory votes on executive compensation at its May 2011 meeting.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Plexus Corp. 2008 Long-Term Incentive Plan, as amended and restated through February 16, 2011 (incorporated by reference to Appendix A of Plexus Corp.’s Proxy Statement for its 2011 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on December 15, 2010).
* * * * *
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2011	PLEXUS CORP. (Registrant)
	By:	/s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Senior Vice President, General Counsel, Corporate Compliance Officer and Secretary

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